UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2010
KEYNOTE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-27241	94-3226488

(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo, California	94404

(Address of principal executive offices)	(Zip Code)
(650) 403-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (b)
          On April 26, 2010, Andrew Hamer, the Chief Financial Officer of Keynote Systems, Inc. (the “Company”), notified the Company of his intention to resign from the Company. Mr. Hamer has agreed to remain with the Company for a transition period as the Company hires a replacement Chief Financial Officer.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.
Date: April 29, 2010	By:	/s/ Umang Gupta
Umang Gupta
Chief Executive Officer